                                    FORM 8-K
                                 CURRENT REPORT

- -------------------------------------------------------------------------------

              (As last amended in Real. N. 34-25113, eff. 1/30/95.)


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 10, 1996



                            Lake Ariel Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                        2-85306              23-2244948
- -----------------------------           ------------         ----------------
(State or other jurisdiction            (Commission          (I.R.S. employer
of incorporation)                       file number)         Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania                      18436
- --------------------------------------------                    ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (717) 698-5695

Former name or former address, if changed from last report:  Not Applicable.
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Item 1.       Changes in Control of Registrant.

              Not Applicable.


Item 2.       Acquisition or Disposition of Assets.

              Not Applicable.


Item 3.       Bankruptcy or Receivership.

              Not Applicable.


Item 4.       Changes in Registrant's Certifying Accountant.

              Not Applicable.


Item 5.       Other Events.

              The Registrant files herewith a corporate resolution and press release approving a 5% common stock dividend declared on September 10, 1996.


Item 6.       Resignations of Registrant's Directors.

              Not Applicable.


Item 7.       Financial Statements and Exhibits.

              (a)      Financial Statement of Business Acquired.

                       Not Applicable.

              (b)      Pro Forma Financial Information.

                       Not Applicable.

              (c)      Exhibits.

                       (i)      Press Release.

                       (ii)     Corporate Resolution.


Item 8.       Change in Fiscal Year.

              Not Applicable.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LAKE ARIEL BANCORP, INC.
                                         ------------------------
                                         (Registrant)



Date:  September 10, 1996         /s/ Joseph J. Earyes
                                 ----------------------------------------------
                                 Joseph J. Earyes, Vice President and Treasurer
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                            LAKE ARIEL BANCORP, INC.
                            SECRETARY'S CERTIFICATION


         1. I hereby certify that I am the Assistant Secretary of Lake Ariel Bancorp, Inc. (the "Corporation") and am currently serving in this position in accordance with the Bylaws of the Corporation.

         2. I hereby further certify that, at a duly called and convened meeting of the Board of Directors of the Corporation held on September 10, 1996, the following resolutions were adopted:

         RESOLVED, that this Corporation distribute to each holder of record of the common stock of the Corporation on September 20, 1996, one-twentieth (1/20) of a share of its authorized but unissued common stock, par value $.42 per share, with respect to each share of such common stock held by such holder on such date, thereby effecting a five percent (5%) stock dividend; and

         BE IT FURTHER RESOLVED, that an amount equal to $.42 for each whole share of the common stock distributed as a result of this stock dividend be charged against retained earnings of the Corporation as of October 1, 1996, and be added to the stated capital of the Corporation as of such date; and

         BE IT FURTHER RESOLVED, that no fractional share of such common stock shall be issued to any shareholder of record, and in lieu thereof, such shareholder shall receive in cash the fair market value of such fractional share; and

         BE IT FURTHER RESOLVED, that for the purpose of this stock dividend, the "fair market value" shall be determined in the same manner as is set forth under Question 12 of the Corporation's Dividend Reinvestment and Stock Purchase Plan; and

         NOW, THEREFORE, BE IT RESOLVED, that the proper officers of this Corporation be, and they are hereby authorized and empowered, to make such distribution of such additional shares of common stock and of any cash payments in lieu of the distribution of fractional shares as soon as practicable after October 1, 1996.


         The foregoing resolutions are in full force and effect and have not been modified or rescinded as of the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 11th day of September, 1996.


(Seal of Corporation)                            /s/ Louis M. Martarano
                                                 -----------------------------
                                                     Louis M. Martarano
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                                      LOGO
                            Lake Ariel Bancorp, Inc.
                   Route #191, Lake Ariel, Pennsylvania 18436
                                 (717) 698-5695








                                 PRESS RELEASE




                       LA BANK DECLARES 5% STOCK DIVIDEND



         John G. Martines, CEO of Lake Ariel Bancorp (LABN), announced that the Board of Directors has declared a 5% stock dividend. The stock dividend is payable on October 1, 1996, to shareholders of record September 20, 1996.

         Martines noted that the stock dividend is a direct result of the continued growth and profitability experienced by the bank during 1996 and a continued effort to enhance shareholder value.

         Lake Ariel Bancorp's subsidiary, LA Bank, N.A., with assets of $285,000,000, operates eleven banking offices in Wayne, Lackawanna, and Pike Counties.